[THE AMERICAN FUNDS GROUP(R)]


AMERICAN BALANCED FUND

1997 ANNUAL REPORT
For the year ended December 31

[cover: autumn leaves]


American Balanced Fund(r) seeks conservation of capital, current income, and long-term growth of both capital and income by investing in stocks and fixed-income securities. It is managed as though it constitutes the complete investment program of the prudent investor.

American Balanced Fund is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

On our cover:
Nature provides a balance of color in beautiful fall leaves.
Results Over the Past 22 Years*

           Value of         Income        Total
           Principal        Return        Return/+/
1976       +20.0%           +6.0%         26.0%
1977       -4.5             +5.2          +0.7
1978       +0.6             +5.6          +6.2
1979       +1.6             +6.0          +7.6
1980       +7.1             +7.3          +14.4
1981       -3.5             +7.9          +4.4
1982       +20.8            +8.6          +29.4
1983       +8.4             +7.7          +16.1
1984       +2.2             +7.2          +9.4
1985       +22.3            +6.8          +29.1
1986       +10.9            +6.0          +16.9
1987       -2.4             +6.4          +4.0
1988       +6.6             +6.3          +12.9
1989       +15.0            +6.5          +21.5
1990       -7.3             +5.7          -1.6
1991       +18.6            +6.1          +24.7
1992       +4.4             +5.1          +9.5
1993       +6.3             +5.0          +11.3
1994       -4.2             +4.5          +0.3
1995       +22.4            +4.7          +27.1
1996       +9.2             +4.0          +13.2
1997       +17.1            +3.9          +21.0

Average annual compound return:  +13.4%

*All full calendar years since Capital Research and Management Company became the fund's investment adviser on July 26, 1975.

/+/Total return measures both value of principal (the changes in the fund's net asset value) and income return (from dividends), assuming reinvestment of all dividends and capital gain distributions.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 3.28%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.


FELLOW SHAREHOLDERS:

[Begin sidebar]
HOW AMERICAN BALANCED FUND HAS FARED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY AS INVESTMENT ADVISER.

Since the fund invests in both stocks and bonds, its results should be weighed against a combination of stock and bond indexes.


                                  Cumulative   Average Annual
For the period 7/26/75-12/31/97   Total Return Compound Return

AMERICAN BALANCED FUND            +1,588.9%    +13.4%
Standard & Poor's 500 Stock
Composite Index                   +2,469.1     +15.6
Lehman Brothers Aggregate
Bond Index*                       +716.6       +9.8
Consumer Price Index              +197.6       +5.0

Figures are based on the assumption that all distributions were reinvested.

*Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period between July 31, 1975 and December 31, 1975, Lehman Brothers Government/Corporate Bond Index results were used. The Lehman Brothers indexes are based on July 31, 1975 index value. All indexes are unmanaged.
[End sidebar]

American Balanced Fund enjoyed a good year in 1997, with both stocks and bonds contributing to a solid return. Stock prices, which had been strong the two previous years, continued their upward run through most of 1997. The bond market declined early in the year, then rebounded during the second half, finishing strongly as interest rates fell.

American Balanced Fund earned a total return of 21.0% in 1997. That surpassed the Lipper Balanced Funds Index, which had a total return of 20.0%. This was the fourth consecutive year that American Balanced Fund has outpaced the Lipper index. The fund's results assume reinvestment of dividends totaling $0.56 a share and capital gain distributions totaling $1.30 a share.

Stocks, as measured by Standard & Poor's 500 Composite Index, gained 33.3% with dividends reinvested. The U.S. investment-grade bond market produced a return of 9.7% on a reinvested basis, as measured by the Lehman Brothers Aggregate Bond Index. Both indexes are unmanaged.

The past three years have been unusually strong. American Balanced Fund earned an average annual compound return of 20.3% over this period, well ahead of its 22-year average of 13.4%. We caution our shareholders that these high recent returns are not sustainable over any meaningful period of time.

The past year was the 21st year of positive total returns in the 22 full calendar years since Capital Research and Management Company (CRMC) became the fund's investment adviser in July 1975. In 1997, two industries were significant contributors to the fund's total return: pharmaceuticals and banking. In pharmaceuticals, Schering-Plough, which has been one of the fund's strongest stocks, was up 92%, Eli Lilly rose 91% and Warner-Lambert, one of the fund's largest holdings, gained 65%. In the banking industry, National City rose 47% and BankAmerica was up 46%.

Not every industry in the portfolio participated fully in the market's rally. Oil stocks rose but trailed the broader market. During the year, we increased our energy holdings, the largest industry in the fund, to 7.9% of the portfolio. The fund currently has 3.8% of its assets in forest products and paper. These stocks have been a disappointment for some time, as earnings have come under substantial pressure. However, we continue to find valuations in this area compelling and believe our patience will be rewarded.

We increased our holdings of non-U.S. stocks slightly, to 4.5% of the portfolio from 3.5% at the end of 1996. While this is well below the fund's 10% limit, we believe that CRMC's thorough global research can uncover attractive investment opportunities outside the United States and the ability to invest overseas gives the fund important flexibility.

The bond market gained strength during most of 1997 after a weak start. As the year began, widespread concern about the possibility of renewed inflation drove bond prices lower. But many factors combined to keep inflation, as measured by the rise in the Consumer Price Index, at its lowest level in 10 years. The price of employee benefits rose only modestly, helping keep the overall cost of labor in line.

Global economic factors also contributed to the strong bond market. The dollar gained strength during the year. The turmoil in Asia, which made imports cheaper and prompted some non-U.S. investors to move assets to the United States, added to the dollar's strength. This "flight to quality" increased demand for U.S. government bonds, pushing prices up.

In the equity markets, valuations are at historic highs. Last year marked the first time since 1925, when most modern market records begin, that stocks, as measured by the S&P 500, rose more than 20% each year for three consecutive years.

American Balanced Fund will always have between 50% and 75% of its assets invested in equities. Within these limits we base our investment decisions on our judgment of the relative attractiveness of common stocks and bonds. At present, we are near the lower end of the equity range with about 57% in equities, 31% in bonds and 12% in cash and equivalents.

The number of shareholder accounts grew by 17% in 1997. We welcome all our new shareholders, many of whom are investing through retirement plans at work, and look forward to reporting to you again in six months.

Cordially,

/s/ Walter P. Stern                /s/ Robert G. O'Donnell
Walter P. Stern                    Robert G. O'Donnell
Chairman of the Board              President

February 13, 1998

FOLLOWING THE COURSE OF AN INVESTMENT IN AMERICAN BALANCED FUND
This chart shows how a $10,000 investment in the fund grew between July 26, 1975 - when Capital Research and Management Company became American Balanced Fund's investment adviser - and December 31, 1997.

As you can see, the $10,000 grew to $159,131 with all distributions reinvested. Since the fund invests in both stocks and bonds, it should not be surprising that its return lies between the two major unmanaged stock and bond indexes tracked on the chart.

The fund's year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your distributions and want to know how your investment has done since December 31, 1987. At that time, according to the table, the value of the investment illustrated here was $44,406. Since then it has increased to $159,131, more than three times the original amount.

HOW A $10,000 INVESTMENT HAS GROWN

Average Annual Compound Returns* (for periods ended December 31, 1997)

Ten Years:      +12.94%
Five Years:     +12.87%
One Year:       +14.06%

*Assumes reinvestment of all distributions and payment of the current 5.75% maximum sales charge at the beginning of the stated periods.

$256,906
S&P 500 with dividends reinvested

$159,131/1,2/
AMERICAN BALANCED FUND with dividends reinvested

$81,663/3/
Lehman Brothers Aggregate Bond Index

$10,000/1/
original investment


[chart]

Year Ended Dec. 31            1975#        1976        1977       1978        1979         1980        1981       1982

TOTAL VALUE
Dividends Reinvested          $305         594         656        709         801          1,050       1,303      1,474
Value at Year-End/1/          $9,948       12,533      12,620     13,404      14,427       16,498      17,224     22,280
AMBAL Total Return            (0.5)%       26.0        0.7        6.2         7.6          14.4        4.4        29.4


Year Ended Dec. 31            1983         1984        1985       1986        1987         1988        1989       1990

TOTAL VALUE
Dividends Reinvested          1,724        1,852       1,912      2,202       2,710        2,780       3,284      3,457
Value at Year-End/1/          25,869       28,291      36,527     42,690      44,406       50,123      60,915     59,959
AMBAL Total Return            16.1         9.4         29.1       16.9        4.0          12.9        21.5       (1.6)


Year Ended Dec. 31            1991         1992        1993       1994        1995         1996        1997

TOTAL VALUE
Dividends Reinvested          3,684        3,816       4,072      4,131       4,335        4,684       5,167
Value at Year-End/1/          74,765       81,853      91,080     91,386      116,179      131,475     159,131
AMBAL Total Return            24.7         9.5         11.3       0.3         27.1         13.2        21.0

-----

Year Ended                   7/26/75      1975         1976          1977        1978         1979          1980

December 31

S&P 500 with
dividends reinvested         10,000       10,312       12,785        11,871      12,648       15,003        19,848
Lehman Brothers
Aggregate Bond Index/3/      10,000       10,614       12,270        12,642      12,818       13,066        13,419



Year Ended                   1981         1982         1983          1984        1985         1986          1987
December 31

S&P 500 with
dividends reinvested         18,862       22,914       28,081        29,845      39,295       46,590        49,053
Lehman Brothers
Aggregate Bond Index/3/      14,258       18,909       20,489        23,593      28,807       33,206        34,119



Year Ended                   1988         1989         1990          1991        1992         1993          1994
December 31

S&P 500 with
dividends reinvested         57,179       75,259       72,904        95,058      102,274      112,551       114,007
Lehman Brothers
Aggregate Bond Index/3/      36,810       42,159       45,936        53,287      57,231       62,811        60,979



Year Ended                   1995         1996         1997
December 31
S&P 500 with
dividends reinvested         156,799      192,706      256,906
Lehman Brothers
Aggregate Bond Index/3/      72,244       74,867       81,663

[end chart]

Average annual compound return for 22 1/2 years:  13.1%/1/

/1/These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

/2/Includes reinvested dividends of $56,702 and reinvested capital gain distributions of $47,432.

/3/Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period between July 31, 1975 and December 31, 1975, Lehman Brothers Government/Corporate Bond Index results were used. The Lehman Brothers indexes are based on July 31, 1975 index value.

#For the period July 26, 1975 (when Capital Research and Management Company became investment adviser) through December 31, 1975.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.



RESEARCH
THE KEY TO FINDING VALUE

[photo: autumn leaf]

If you have ever invested in individual stocks or bonds, you've faced the tough question of which ones to choose. With more than 10,000 stocks listed on the three major exchanges in the United States - and even more bond issues in the U.S. marketplace <UNDEF> selecting successful investments is challenging, to say the least. [photo: autumn leaf] The investment professionals at Capital Research and Management Company (CRMC), investment adviser to American Balanced Fund, face the same challenge every day: Which securities among the thousands of stocks and bonds in the market offer the best opportunities? In the next few pages, we'll explore how an equities analyst and a fixed-income analyst rely on intensive research to help them decide which stocks and bonds to recommend for the fund.

[watermark: the word "research"]


RESEARCHING AN INDUSTRY

CRMC's analysts typically focus on specific industries. They learn their industries' history and watch for new trends and innovations. They attend conferences, read trade publications and examine the annual reports of companies. They talk with industry leaders, economists and government officials. They examine the links between the industry and the global economy. They study regulations and how they affect the industry.

It is common for CRMC's analysts to spend years, even decades, following the same industries. When evaluating a potential investment, we believe there is no substitute for firsthand knowledge and the expertise that comes with time.

Frequently, analysts and portfolio counselors extend their research beyond the United States. While American Balanced Fund can invest up to 10% of its assets in companies based outside the U.S., almost every industry in its portfolio is affected by international trade. Companies may face competition from abroad, have alliances with non-U.S. firms or depend on imported parts. They may also sell significant amounts of their products overseas. Firsthand insights about competitors, suppliers and partners outside the United States can be crucial to understanding an industry's prospects.

For American Balanced Fund's analysts, gathering information about an industry in Asia, Europe, South America or other places often is as easy as a phone call. CRMC and its affiliates have five research offices outside the United States. Investment ideas are also shared by fixed-income and equities analysts throughout the company.


FOCUSING ON COMPANIES

After getting the lay of the land, the analysts study individual companies. They visit the headquarters and interview executives. They talk to competitors and suppliers and visit stores, warehouses and distribution centers. They examine financial statements and business plans. They look for answers to hundreds of questions: Does a company have a history of strong earnings, or is it in a turnaround situation? Is it efficient? Is it cutting costs? Has it changed its focus? Does it have a new product or service that could increase market share?

In their search, the analysts look beyond the easy answers. They interview managers, salesclerks and others responsible for carrying out the business plan. They interview customers. They ask $What's working? What isn't? What could go wrong?'

Analysts can spend years following the stocks or bonds of an individual firm before they invest. Sometimes, they will make a small initial investment in a company and add to it as they get to know the company better. Frequently, their research leads them to a decision not to invest - avoiding mistakes is as important to the fund's long-term success as spotting the next big winner.


MEETING THE MANAGEMENT

The fortunes of a company are often decided by a few key managers. Knowing their skills and motivations can spell the difference between a successful investment and a disappointing one.

CRMC's analysts get to know company managers well to see how they respond in a variety of situations. It can be easy for managers to look good during boom times. But how they respond to adversity may be a more important lesson.

Knowing how managers react to different stages of a business cycle, for example, can be critical for long-term investors. American Balanced Fund's analysts seldom ask $Where will this stock be in three to six months?' Rather, they ask $Where will this company be in five to 10 years?' Finding good companies with top-flight management is a key element to success in the long run.

From a wide view of an industry to a concentration on companies to an emphasis on personal relationships with top management, the investment professionals' endless research has one goal: finding good companies at attractive prices to buy and hold for the long term.

[photo: autumn leaves]

[photo: Kent Lucas and Bart Glicking]
[Begin photo caption]
Equities analyst Kent Lucas, right, talks with Bart Glicking, manager of a NAPA Auto Parts store in San Bernardino, California.
[End photo caption]


FINDING NEW OPPORTUNITY IN AN OLD BUSINESS

When Kent Lucas talks about learning to be an equities analyst, he mentions an unlikely source of inspiration: Harvard University's football field.

Although it's been years since Kent played tight end, he still credits his time on the gridiron for teaching him about hard work, discipline and teamwork. "I learned that in every situation those who work the hardest gain the advantage," says Kent. "That's why I wake up every morning with a competitive mindset and think, let's go out and come up with something new that will give us an edge."

Kent takes that approach in following the auto parts industry. "I really like uncovering an attractive investment idea or finding a good value," he says about his research.

"When I started following auto parts, the first thing I did was dissect the industry," Kent says. "It's a fascinating business that is always going through dramatic changes. It's a global industry that's consolidating, changing the dynamics of the industry and creating opportunities. Recently, I concluded that we were in the last stages of a strong business cycle, which could mean lower new-car sales in the near future. I wanted to reduce my exposure to the original-equipment suppliers and focus more on the replacement market."


TAKING A CLOSER LOOK

Kent began studying companies in the replacement market, searching for those with a long history of steady earnings and dividends. One such company was Genuine Parts, which sells under the NAPA brand.

"First I visited the company; I wanted to get to know the management and establish a rapport, and I wanted to see if there was something new that would get the stock going," Kent says.

"Then I visited several stores. I'd go in and talk with the manager about business conditions and the impact of changes the company was making. It's a good check, a good way to confirm what I was hearing from the senior management," Kent says.

Kent spends about one-third of his time on the road, meeting company managers, visiting stores and manufacturing plants, talking with customers and suppliers and attending industry conferences.

The pace is just as hectic when he's working in his Los Angeles office. "Before I leave home in the morning, I check my voice mail and make calls on the way to the office from my car phone. At work, I scan the newspapers for stories about my companies or industry. Then I usually spend a few hours talking to companies. But the majority of my time is spent doing financial analysis and writing research reports. Toward the end of the day, I try to catch up on my reading," Kent says.


A DECISION TO INVEST

One of the most important steps, Kent says, is discussing his investment ideas with other CRMC investment professionals. "I might have the key information but there will always be something else I can learn from other analysts or portfolio counselors who follow companies in related fields. Our team approach is a key element of our success," he says.

After the research, the travel and the discussions with his colleagues, Kent recommended Genuine Parts for American Balanced Fund's portfolio. It now accounts for 1.2% of the fund's assets.

[photo: autumn leaves]


OPPORTUNITY FOR GOOD REWARDS WITH PRUDENT RISK

For CRMC fixed-income analyst David Daigle, the search for good investments begins anew each day.

"The exciting thing about my job is that I come in every day and the world has changed; I have to react to it and figure out what the new information means and how we can put it to use. The ever-changing nature of business and the world in general is what keeps it interesting," says David.

Change has become a way of life for the once-staid airline industry, which David follows. "How the industry is run has changed dramatically since deregulation in 1978," he says. "You have to understand everything from that point forward. The strategies airlines are using today are a direct result of their accumulated experiences since deregulation."


TURBULENCE FOLLOWS DEREGULATION

After several turbulent years in the wake of deregulation, when the government allowed airlines to set fares, the airline business began to improve and David recommended investing in bonds backed by United Air Lines. "The fundamentals of the industry were improving fairly dramatically. We could see that investing in these bonds was a very prudent risk," David says. The bonds typically are secured by airplanes which are in strong demand in the industry and have a high resale value, indicating they would hold their value over time.

David gains a lot of firsthand knowledge about airlines and other transportation companies. He spends almost half of his time traveling to companies and meeting managers. "I get to know a lot of people at a company. That part of it is invaluable. You can't invest in a company without understanding the people behind it," he says.


A COMPLEX ISSUE

In many cases, another important step is examining the bond issue itself. United's "enhanced equipment trust certificates," as the bonds are known, are complex securities that many other investors didn't fully appreciate when they were first issued.

"When we see a new, complicated bond structure, we view it as a possible opportunity. A lot of other investment managers, though, don't have the research capabilities we have. We have a great research staff that has the time to study these complex offerings," David says.

With a solid understanding of the bonds' structure and confidence in the company's future and the value of the bonds' collateral, David recommended these securities for American Balanced Fund, and they have been one of its strongest fixed-income investments.

[photo: autumn leaf]

[photo: David Daigle and Jeff McIntosh]
[Begin photo caption]
Fixed-income analyst David Daigle, left, talks about the United Air Lines fleet with Jeff McIntosh, a maintenance instructor.
[End photo caption]
photo: autumn leaf]



American Balanced Fund
Investment Portfolio  December 31,1997
----------------------------------------------                      ----------- ----------- --------
                                                                        Percent
                                                                             Of
TEN LARGEST EQUITY HOLDINGS                                          Net Assets
Ameritech                                                                  1.44%
General Re                                                                  1.41
Aluminum Co. of America                                                     1.36
Warner-Lambert                                                              1.23
Georgia-Pacific                                                             1.20
Atlantic Richfield                                                          1.19
Amoco                                                                       1.18
Electronic Data Systems                                                     1.18
Genuine Parts                                                               1.17
Ford Motor                                                                  1.09

[begin pie chart]
INVESTMENT MIX BY SECURITY TYPE
----------------------------------------------
Common Stocks                                                             57.00%
Goverment Bonds                                                           18.00%
Corporate Bonds                                                           12.00%
Convertible Debentures and Preferred Stock                                 1.00%
Cash and Equivalents                                                      12.00%
[end pie chart]
                                                                                    Market   Percent
                                                                      Number of      Value    of Net
COMMON STOCKS                                                            Shares      (000)    Assets
----------------------------------------------                      ----------- ----------- --------
ENERGY
Energy Sources- 6.68%
Amoco Corp.                                                             700,000    $59,588     1.18%
Atlantic Richfield Co.                                                  750,000     60,094      1.19
Kerr-McGee Corp.                                                        500,000     31,656       .62
Murphy Oil Corp.                                                        889,700     48,211       .96
Pennzoil Co.                                                            410,500     27,426       .54
Phillips Petroleum Co.                                                1,000,000     48,625       .97
Royal Dutch Petroleum Co. (New York Registered Shares)                  560,000     30,345       .60
Texaco Inc.                                                             700,000     38,063       .76
Ultramar Diamond Shamrock Corp.                                       1,650,000     52,594      1.04


Utilities: Electric & Gas - 3.83%
Baltimore Gas and Electric Co.                                        1,000,000     34,062       .68
Consolidated Edison, Inc.                                               500,000     20,500       .41
Duke Energy Corp.                                                       600,000     33,225       .66
Florida Progress Corp.                                                  238,000      9,341       .19
FPL Group, Inc.                                                         500,000     29,594       .59
Long Island Lighting Co.                                                825,000     24,853       .49
PP & L Resources, Inc.                                                  800,000     19,150       .38
Southern Electric PLC                                                   750,000      6,308
Southern Electric PLC (American Depositary Receipts)                  1,750,000     14,939       .43

                                                                                ----------------------
                                                                                   588,574     11.69
                                                                                ----------- --------
MATERIALS
Chemicals - 3.51%
Air Products and Chemicals, Inc.                                        275,000     22,619       .45
Dow Chemical Co.                                                        500,000     50,750      1.01
E.I. du Pont de Nemours and Co.                                         600,000     36,038       .72
Lyondell Petrochemical Co.                                              176,500      4,677       .09
Millennium Chemicals Inc.                                             1,500,000     35,344       .70
Praxair, Inc.                                                           600,000     27,000       .54


Forest Products & Paper - 3.76%
Bowater Inc.                                                            400,000     17,775       .35
Georgia-Pacific Corp., Georgia-Pacific Group                            750,000     45,562
Georgia-Pacific Corp., Timber Group                                     650,000     14,747      1.20
International Paper Co.                                                 650,000     28,031       .56
Louisiana-Pacific Corp.                                               1,086,000     20,634       .41
Sonoco Products Co.                                                     800,000     27,750       .55
Union Camp Corp.                                                        650,000     34,897       .69


Metals: Nonferrous - 1.36%
Aluminum Co. of America                                                 975,000     68,616      1.36
                                                                                ----------- --------
                                                                                   434,440      8.63
                                                                                ----------- --------
CAPITAL EQUIPMENT
Aerospace & Military Technology - 0.83%
Boeing Co.                                                              850,000     41,597       .83


Data Processing & Reproduction - 0.89%
Computer Associates International, Inc.                                 262,500     13,880       .27
International Business Machines Corp.                                   300,000     31,369       .62


Electrical & Electronic - 1.60%
Nokia Corp., Class A (American Depositary Receipts)                     330,000     23,100       .46
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts)                                         500,000     18,656       .37
York International Corp.                                                975,000     38,573       .77


Electronic Components - 0.50%
AMP Inc.                                                                600,000     25,200       .50


Industrial Components - 1.55%
Dana Corp.                                                              400,000     19,000       .38
Genuine Parts Co.                                                     1,730,000     58,712      1.17


Machinery & Engineering- 1.08%
Caterpillar Inc.                                                        700,000     33,994       .67
Parker Hannifin Corp.                                                   450,000     20,644       .41
                                                                                ----------- --------
                                                                                   324,725      6.45
                                                                                ----------- --------
CONSUMER GOODS
Automobiles - 1.09%
Ford Motor Co.                                                        1,128,700     54,954      1.09


Beverages & Tobacco - 3.64%
Anheuser-Busch Companies, Inc.                                          400,000     17,600       .35
Imperial Tobacco Ltd.                                                 4,000,000     25,313       .50
Philip Morris Companies Inc.                                          1,200,000     54,375      1.08
RJR Nabisco Holdings Corp.                                            1,050,000     39,375       .78
UST Inc.                                                              1,275,000     47,095       .93


Food & Household Products - 0.84%
General Mills, Inc.                                                     350,000     25,069       .50
Sara Lee Corp.                                                          300,000     16,894       .34


Health & Personal Care - 3.37%
AB Astra, Class A (American Depositary Receipts)                      1,800,000     30,937       .61
Eli Lilly and Co.                                                       400,000     27,850       .55
Pfizer Inc                                                              200,000     14,912       .30
Schering-Plough Corp.                                                   550,000     34,169       .68
Warner-Lambert Co.                                                      500,000     62,000      1.23
                                                                                ----------- --------
                                                                                   450,543      8.94
                                                                                ----------- --------
SERVICES
Broadcasting & Publishing - 1.28%
Gannett Co., Inc.                                                       700,000     43,269       .86
Time Warner Inc.                                                        340,000     21,080       .42


Business & Public Services - 3.73%
Browning-Ferris Industries, Inc.                                      1,375,000     50,875      1.01
Cognizant Corp.                                                         650,000     28,966       .57
Columbia/HCA Healthcare Corp.                                           600,000     17,775       .35
Electronic Data Systems Corp.                                         1,350,000     59,316      1.18
Thorn PLC                                                             2,500,000      6,258
Thorn PLC (American Depositary Receipts)                              1,749,997     17,500       .46
Waste Management, Inc.                                                  296,803      8,162       .16


Merchandising - 1.52%
Circuit City Stores, Inc. - Circuit City Group                          590,000     20,982       .42
May Department Stores Co.                                               600,000     31,613       .63
Wal-Mart Stores, Inc.                                                   600,000     23,662       .47


Telecommunications - 2.50%
Ameritech Corp.                                                         900,000     72,450      1.44
AT&T Corp.                                                              500,000     30,625       .61
U S WEST Communications Group                                           500,000     22,563       .45


Transportation: Rail & Road - 1.40%
CSX Corp.                                                               500,000     27,000       .54
Norfolk Southern Corp.                                                  800,000     24,650       .49
Union Pacific Corp.                                                     300,000     18,731       .37
                                                                                ----------- --------
                                                                                   525,477     10.43
                                                                                ----------- --------
FINANCE
Banking - 3.79%
Bank of Tokyo-Mitsubishi, Ltd. (American Depositary Receipts)           850,000     11,953       .24
BankAmerica Corp.                                                       635,000     46,355       .92
First Chicago NBD Corp.                                                 300,000     25,050       .50
First Virginia Banks, Inc.                                              480,450     24,833       .49
Fleet Financial Group, Inc.                                             410,000     30,724       .61
J.P. Morgan & Co. Inc.                                                   80,000      9,030       .18
National City Corp.                                                     350,000     23,012       .46
Sakura Bank, Ltd. (American Depositary Receipts)                        300,000      8,400
Sakura Bank, Ltd.                                                     4,000,000     11,431       .39


Financial Services - 0.82%
Beneficial Corp.                                                        225,000     18,703       .37
Fannie Mae (formerly Federal National Mortgage Assn.)                   400,000     22,825       .45


Insurance - 4.29%
Allstate Corp.                                                          350,000     31,806       .63
American General Corp.                                                  610,690     33,015       .66
General Re Corp.                                                        335,000     71,020      1.41
Lincoln National Corp.                                                  300,000     23,438       .47
Royal & Sun Alliance Insurance Group PLC                              1,450,000     14,686       .29
St. Paul Companies, Inc.                                                510,000     41,852       .83
                                                                                ----------- --------
                                                                                   448,133      8.90
                                                                                ----------- --------
MISCELLANEOUS
Miscellaneous - 1.45%
Other common stocks in initial period of acquisition                                72,913      1.45
                                                                                ----------- --------
                                                                                    72,913      1.45
                                                                                ----------- --------
TOTAL COMMON STOCKS                                                              2,844,805     56.49
                                                                                ----------- --------
----------------------------------------------                        ---------  --------- ---------
                                                                      Shares or
                                                                      Principal
CONVERTIBLE SECURITIES AND PREFERRED STOCK                               Amount
----------------------------------------------                        ---------  --------- ---------
Banking - 0.10%
 NB Capital Corp., Series A, 8.35% noncumulative
 exchangeable preferred (1)                                               5,000      5,252       .10


Broadcasting & Publishing - 0.25%
Time Warner Inc. 0% 2013                                            $25,000,000     12,562       .25


Insurance - 0.22%
U S WEST, Inc., DECS convertible preferred shares
 (convertible into Enhance Financial Services Group
 common stock)                                                          216,700     11,160       .22


Multi-Industry - 0.19%
Swire Pacific Capital Ltd. 8.84% (1)                                    290,000      7,375
Swire Pacific Offshore Financing Ltd. 9.33% (1)                          80,000      2,010       .19
                                                                                ----------- --------
TOTAL CONVERTIBLE SECURITIES AND PREFERRED STOCK                                    38,359       .76
                                                                                ----------- --------
TOTAL EQUITY SECURITIES                                                          2,883,164     57.25
                                                                                ----------- --------

BONDS AND NOTES
----------------------------------------------                                   --------- ---------
Industrials - 4.14%
Comcast Cable Communications, Inc. 8.375% 2007                           $5,250      5,842       .12
Deere & Co. 8.95% 2019                                                    7,330      8,651       .17
Fort James Corp. 6.625% 2004                                              8,000      8,026       .16
Freeport McMoRan Copper & Gold Inc. 7.50% 2006                            5,000      4,303
Freeport McMoRan Copper & Gold Inc. 7.20% 2026                           12,500     12,317       .33
Hutchison Whampoa Finance Ltd., Series D, 6.988% 2037 (1)                10,000      9,531       .19
Hyundai Semiconductor America, Inc. 8.625% 2007 (1)                      12,025      8,757       .17
Inco Ltd. 9.875% 2019                                                     4,200      4,498
Inco Ltd. 9.60% 2022                                                      5,000      5,723       .20
May Department Stores Co. 9.875% 2021                                     6,500      7,358       .15
News America Holdings Inc. 10.125% 2012                                   2,000      2,322
News America Holdings Inc. 7.43% 2026                                    10,000     10,657       .26
Occidental Petroleum Corp. 8.50% 2004                                     2,500      2,577       .05
OXYMAR 7.50% 2016 (1)                                                     6,000      6,157       .12
Pan Pacific Industrial Investments PLC 0% 2007 (1)                       25,000      7,653       .15
Philips Electronics NV 7.20% 2026                                         7,500      7,988       .16
Reliance Industries Ltd. 10.25% 2097                                      5,000      5,067       .10
Royal Caribbean Cruises Ltd. 7.00% 2007                                  17,000     17,125       .34
Samsung Electronics Co., Ltd. 7.45% 2002 (1)                              3,000      2,520       .05
Tele-Communications, Inc. 9.80% 2012                                     10,000     12,432
Tele-Communications, Inc. 8.75% 2015                                      4,000      4,636
Tele-Communications, Inc. 8.75% 2023                                      3,000      3,182
Tele-Communications, Inc. 9.25% 2023                                      3,000      3,324       .47
Time Warner Inc., Pass-Through Asset Trust 1997-1,                       10,000      9,798
 6.10% 2001 (1,2)
Time Warner Inc. 9.125% 2013                                              5,000      5,954
Time Warner Inc. 7.25% 2017                                               7,500      7,636
Time Warner Inc. 6.85% 2026                                               4,825      4,938       .56
TKR Cable I, Inc. 10.50% 2007                                             4,000      4,509       .09
Waste Management, Inc. 7.10% 2026                                         5,000      5,171       .10
Wharf International Finance Ltd., Series A, 7.625% 2007                  11,500      9,883       .20
                                                                                ----------- --------
                                                                                   208,535      4.14
                                                                                ----------- --------
Electric Utilities - 0.34%
Big Rivers Electric Corp. 10.70% 2017                                     4,000      4,223       .08
Commonwealth Edison Co. 9.875% 2020                                      11,000     12,999       .26
                                                                                ----------- --------
                                                                                    17,222       .34
                                                                                ----------- --------
Transportation - 1.31%
Airplanes Pass Through Trust, pass-through
 certificates, Series 1, Class B, 7.08% 2019 (2,3)                        4,636      4,646
Airplanes Pass Through Trust, pass-through
 certificates, Series 1, Class C, 8.15% 2019 (2)                          7,500      7,901       .25
Continental Airlines, Inc., pass-through certificates,
 Series 1997-4C, 6.80% 2007 (2)                                           5,000      5,034
Continental Airlines, Inc., pass-through certificates,
 Series 1996-2B, 8.56% 2014 (2)                                           1,944      2,174
Continental Airlines, Inc., pass-through certificates,
 Series 1996-A, 6.94% 2015 (2)                                            9,804     10,085
Continental Airlines, Inc., pass-through certificates,
 Series 1997-4A, 6.90% 2018 (2)                                           2,500      2,562       .39
Delta Air Lines, Inc., pass-through certificates,
 Series 1992-A2, 9.20% 2014 (2)                                           1,500      1,779
Delta Air Lines, Inc., pass-through certificates,
 Series 1993-A2, 10.50% 2016 (2)                                          5,000      6,514       .16
United Air Lines, Inc. 10.67% 2004                                        5,000      5,993
United Air Lines, Inc., pass-through certificates,
 Series 1995-A1, 9.02% 2012 (2)                                           6,106      6,970
United Air Lines, Inc., pass-through certificates,
 Series 1995-A2, 9.56% 2018 (2)                                           4,000      4,988       .36
USAir, Inc., Class A, 6.76% 2008                                          7,127      7,321       .15
                                                                                ----------------------
                                                                                    65,967      1.31
                                                                                ----------- --------
Financial - 2.81%
Advanta National Bank 6.45% 2000                                          2,000      1,994       .04
Aetna Services, Inc. 6.97% 2036                                           2,000      2,064       .04
Bank of Nova Scotia Eurodollar Note 6.00% (undated) (3)                   4,000      3,500       .07
BankAmerica Capital III, BankAmerica Corp.,
 Series 3, 6.328% 2027 (3)                                               12,500     12,169
BankAmerica Corp. 8.95% 2004                                              1,900      1,984       .28
Barnett Capital I 8.06% 2026                                              4,000      4,260       .08
Beneficial Corp. 12.875% 2013                                             1,500      1,630       .03
BNP U.S. Funding LLC, Series A, 7.738% 2049 (1)                          12,500     12,623       .25
BTC Capital Trust I 6.656% 2026 (3)                                      12,500     12,294       .24
Canadian Imperial Bank of Commerce
 Eurodollar Note 5.688% (undated) (3)                                     1,600      1,412       .03
Capital One Bank 7.35% 2000                                              10,000     10,239
Capital One Bank 8.125% 2000                                              4,000      4,146
Capital One Bank 7.15% 2006                                               5,000      5,071       .39
Central Fidelity Capital Trust I, Central Fidelity Banks,
 Inc. 6.758% 2027 (3)                                                     7,500      7,611       .15
Chase Capital II, Global Floating Rate Capital Securities,
 Series B, 6.25% 2027 (3)                                                 7,950      7,612       .15
Den Norske CreditBank 6.125% (3)                                          3,000      2,490       .05
First Union Corp. 6.82%/7.57% 2026 (4)                                    4,500      4,671       .09
Fuji International Finance (Bermuda) Trust, The Fuji Bank,
 Ltd. 7.30% (undated)                                                     8,000      7,393       .15
General Motors Acceptance Corp. 9.625% 2001                               7,000      7,782       .16
MBNA Capital B 8.278% 2026                                                5,000      5,230       .10
Midland Bank Eurodollar Note 6.188% (undated) (3)                         4,000      3,417       .07
National Westminster Bank PLC 7.75% (undated)                             5,000      5,385       .11
Terra Nova Insurance (UK) Holdings PLC 10.75% 2005                        5,000      5,570       .11
Zurich Capital Trust 8.376% 2037 (1)                                     10,000     10,897       .22
                                                                                ----------- --------
                                                                                   141,444      2.81
                                                                                ----------- --------
Real Estate - 0.49%
ERP Operating LP 7.95% 2002                                               1,500      1,573       .03
Irvine Apartment Communities, LP 7.00% 2007                               5,000      5,001       .10
Irvine Co. 7.46% 2006 (1,5)                                               2,500      2,532       .05
Security Capital Industrial Trust 7.875% 2009                             5,000      5,365       .11
Shopping Center Associates 6.75% 2004 (1)                                 5,000      5,046       .10
SocGen Real Estate Co. LLC, Series A, 7.64% 2049 (1)                      5,000      5,124       .10
                                                                                ----------- --------
                                                                                    24,641       .49
                                                                                ----------- --------
Collateralized Mortgage/Asset-Backed
Obligations (2) -  2.87%
Asset-Backed Securities Investment Trust, Series 1997-D,
 6.79% 2003                                                              12,000     12,038       .24
Asset Securitization Corp., Series 1997-D5, Class A-1A,
 6.50% 2043                                                               4,904      4,937       .09
California Infrastructure and Economic Development Bank
 Special Purpose Trust PG&E-1,Series 1997-1, Class A-5,
 6.28% 2005                                                               8,931      8,979
California Infrastructure and Economic Development Bank
 Special Purpose Trust PG&E-1, Series 1997-1, Class A-8,
 6.48% 2009                                                               3,500      3,536       .25
Case Equipment Loan Trust, Series 1995-A, 7.30% 2002                      2,475      2,490       .05
Chase Manhattan Credit Card Master Trust,
 Series 1996-4, Class A, 6.73% 2003                                       7,000      7,070       .14
Collateralized Mortgage Obligation Trust, Series 28,
 Class Z, 8.45% 2017                                                     15,867     16,090       .32
DLJ Mortgage Acceptance Corp., Series 1997-CF1, Class A-1A,
 7.40% 2006 (1)                                                           2,899      3,022
DLJ Mortgage Acceptance Corp., Series 1995-CF2, Class A-1A,
 6.85% 2027 (1)                                                           6,000      6,110       .18
FIRSTPLUS Home Loan Owner Trust, Series 1996-4,
 Class A-3, 6.28% 2009                                                    5,000      4,990
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,
 Class A-6, 6.95% 2015                                                   12,500     12,681       .35
GMAC Commercial Mortgage Securities Inc., Series 1997-C1,
 Class A1, 6.83% 2003                                                     4,899      4,990       .10
Green Tree Financial Corp., Series 1995-A, Class NIM,
 7.25% 2005                                                               5,586      5,418
Green Tree Financial Corp., Series 1995-9, Class A-5,
 6.80% 2027                                                              10,000     10,119       .31
Grupo Financiero Banamex Accival, SA de CV
 0% 2002 (1)                                                              4,551      3,826       .08
IMC Home Equity Loan Trust, Series 1996-4,
 Class A-1, 6.59% 2011                                                      812        809
IMC Home Equity Loan Trust, Series 1996-2,
 Class A-2, 6.78% 2011                                                    6,400      6,389       .15
Jet Equipment Trust, Series 1995-B, Class B,
 7.83% 2015 (1)                                                           7,591      7,975
Jet Equipment Trust, Series 1995-A, Class B,
 8.64% 2015 (1)                                                           4,744      5,325       .25
Merrill Lynch Mortgage Investors, Inc., Series 1995-C2,
 Class A-1, 7.344% 2021 (3)                                               4,319      4,404       .09
J.P. Morgan Commercial Mortgage Finance Corp.,
 pass-through certificates, Series 1996-C3,
 Class A-1, 7.33% 2028                                                    4,766      4,955       .10
Structured Asset Securities Corp., pass-through certificates,
 Series 1996-CFL, Class A-1C, 5.944% 2028                                 8,364      8,318       .17
                                                                                ----------- --------
                                                                                   144,471      2.87
                                                                                ----------- --------
Governments (excluding U.S. Government) and
 Governmental Authorities - 0.15%
Canadian Government 4.25% 2026 (6)                                        8,191      5,485       .11
Poland (Republic of) Past Due Interest Bond Bearer 4.00%
 2014 (3)                                                                 2,250      1,949       .04
                                                                                ----------- --------
                                                                                     7,434       .15
                                                                                ----------- --------
Federal Agency Obligations - Mortgage Pass-Throughs (2) - 2.40%
Fannie Mae (formerly Federal National Mortgage Assn.):
 7.00% 2008                                                               3,812      3,883
 8.50% 2024                                                               8,470      8,843       .26
Freddie Mac (formerly Federal Home Loan Mortgage Corp.):
 8.50% 2008                                                                 211        223
 10.00% 2018                                                              7,118      7,778
 8.50% 2020                                                               6,938      7,318
 7.50% 2022                                                                 761        783
 7.50% 2024                                                               2,515      2,578       .37
Government National Mortgage Assn.:
 11.00% 2015                                                                 78         90
 9.50% 2018                                                                 122        132
 10.50% 2019                                                                 67         76
 6.875% 2022 (3)                                                          2,866      2,951
 7.00% 2023 (3)                                                           9,269      9,476
 8.00% 2023                                                               4,425      4,648
 8.00% 2024                                                               4,081      4,230
 7.50% 2026                                                              14,565     14,920
 8.00% 2026                                                              34,713     35,983
 8.00% 2027                                                              16,192     16,783      1.77
                                                                                ----------- --------
                                                                                   120,695      2.40
                                                                                ----------- --------
Federal Agency Obligations -  Other - 0.78%
Fannie Mae 8.71% 2005                                                    22,000     22,103       .44
FNSM Callable Principal STRIPS:
 0%/8.20% 2022 (4)                                                       10,000      9,439
 0%/8.25% 2022 (4)                                                        1,500      1,422       .21
Freddie Mac 6.945% 2005                                                   6,500      6,497       .13
                                                                                ----------- --------
                                                                                    39,461       .78
                                                                                ----------- --------
U.S. Treasury Obligations - 15.14%
5.625% January 1998                                                      30,000     29,991       .60
6.125% March 1998                                                        50,000     50,078       .99
6.25% July 1998                                                          50,000     50,179      1.00
6.875% July 1999                                                         25,000     25,445       .51
7.75% November 1999                                                      25,000     25,926       .51
7.125% February 2000                                                     80,000     82,313      1.63
8.875% May 2000                                                           8,000      8,562       .17
8.75% August 2000                                                         7,500      8,048       .16
14.25% February 2002                                                      2,000      2,618       .05
6.50% May 2002                                                           40,000     41,169       .82
3.625% July 2002 (6)                                                     40,358     40,168       .80
10.75% February 2003                                                      7,300      8,895       .18
10.75% May 2003                                                           5,000      6,137       .12
11.125% August 2003                                                       8,500     10,662       .21
11.875% November 2003                                                    15,000     19,512       .39
7.25% May 2004                                                           62,000     66,912      1.33
7.25% August 2004                                                        25,000     27,019       .54
6.50% May 2005                                                           30,000     31,275       .61
7.00% July 2006                                                          50,000     53,969      1.07
8.75% November 2008                                                      10,000     11,395       .23
10.375% November 2009                                                    15,000     18,755       .36
10.375% November 2012                                                    42,000     55,807      1.11
7.25% May 2016                                                           10,000     11,391       .23
7.50% November 2016                                                      30,000     35,016       .70
8.875% August 2017                                                       31,000     41,147       .82
                                                                                ----------- --------
                                                                                   762,389     15.14
----------------------------------------------                                  ----------- --------
TOTAL BONDS & NOTES                                                              1,532,259     30.43
                                                                                ----------- --------
----------------------------------------------                        ---------  --------- ---------
SHORT-TERM SECURITIES
----------------------------------------------                        ---------  --------- ---------
Corporate Short-Term Notes - 8.19%
A.I. Credit Corp. 5.51%-5.60% due 1/5-1/21/98                            47,200     47,094       .94
Ameritech Corp. 5.54%-5.68% due 1/22-1/27/98                             35,000     34,865       .69
Commercial Credit Co. 5.65%-5.85% due 1/23-2/2/98                        40,900     40,715       .81
Walt Disney Co. 5.48%-5.70% due 1/6-1/12/98                              20,800     20,766       .41
Gannett Co., Inc. 5.65% due 1/15-1/20/98 (1)                             58,500     58,322      1.16
General Electric Capital Corp. 5.60%-6.75%
 due 1/2-1/28/98                                                         19,600     19,527       .39
IBM Credit Corp. 5.50% due 1/26/98                                       22,500     22,407       .44
International Lease Finance Corp. 5.55%-5.65%
 due 1/20-1/27/98                                                        49,000     48,819       .97
Lucent Technologies Inc. 5.54%-5.82%
 due 1/6-2/17/98                                                         36,600     36,465       .72
Pitney Bowes Credit Corp. 5.60%-5.78% due 1/12-1/15/98                   35,000     34,928       .69
Procter & Gamble Co. 5.53%-5.75%
 due 1/16-2/6/98                                                         48,900     48,687       .97
                                                                                ----------- --------
                                                                                   412,595      8.19
                                                                                ----------- --------
Federal Agency Short-Term Obligations - 4.88%
Fannie Mae 5.42%-5.62% due 1/13-3/4/98                                   73,100     72,859      1.45
Federal Home Loan Banks 5.40%-5.66%
 due 1/7-2/10/98                                                         65,000     64,804      1.29
Freddie Mac 5.35%-5.76% due 1/30-3/13/98                                108,600    107,842      2.14
                                                                                ----------- --------
                                                                                   245,505      4.88
                                                                                ----------- --------
U.S. Treasury Short-Term Securities - 0.41%
U.S. Treasury bills 5.12% due 3/5/98                                     21,000     20,813       .41
                                                                                ----------- --------
TOTAL SHORT-TERM SECURITIES                                                        678,913     13.48
                                                                                ----------- --------
TOTAL INVESTMENT SECURITIES
 (cost: $4,299,726,000)                                                          5,094,336    101.16
Excess of payables over cash and receivables                                        58,487      1.16
                                                                                ----------- --------
NET ASSETS                                                                      $5,035,849  100.00%
                                                                                =========== ========

(1) Purchased in a private placement transaction;
 resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(3) Coupon rate changes periodically.
(4) Step bond; coupon rate will increase at a later date.
(5) Valued under procedures established by the Board of Directors.
(6) Index-linked bond whose principal amount moves with a government retail price index.

See Notes to Financial Statements

----------------------------------------------
Equity securities appearing in the
portfolio since June 30, 1997
----------------------------------------------
Anheuser-Busch Companies
Astra
Boeing
Dana
Florida Progress
Imperial Tobacco
May Department Stores
Millennium Chemicals
Murphy Oil
NB Capital
Norfolk Southern
Praxair
RJR Nabisco Holdings
Royal & Sun Alliance Insurance Group
Thorn


----------------------------------------------
Equity securities eliminated from the
portfolio since June 30, 1997
----------------------------------------------
American Home Products
CoreStates Financial
Echlin
Hewlett-Packard
Merck
Philips Electronics
SAFECO
Southwestern Public Service

American Balanced Fund
Financial Statements
--------------------------------------------     ----------      ----------
Statement of Assets and Liabilities                             (dollars in
at December 31, 1997                                             thousands)
--------------------------------------------     ----------      ----------
Assets:
Investment securities at market
 (cost: $4,299,726)                                              $5,094,336
Cash                                                                    658
Receivables for -
 Sales of investments                               $17,701
 Sales of fund's shares                               9,683
 Dividends and accrued interest                      29,617          57,001
                                                 ----------      ----------
                                                                  5,151,995
Liabilities:
Payables for -
 Purchases of investments                            61,990
 Repurchases of fund's shares                        51,891
 Management services                                  1,256
 Accrued expenses                                     1,009         116,146
                                                 ----------      ----------
Net Assets at December 31, 1997 -
 Equivalent to $15.68 per share on
 321,188,162 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--500,000,000 shares)                              $5,035,849
                                                             ==============

Statement of Operations
for the year ended December 31, 1997                            (dollars in
                                                                 thousands)
--------------------------------------------     ----------      ----------
Investment Income:
Income:
 Dividends                                         $ 68,203
 Interest                                           131,627       $ 199,830
                                                 ----------
Expenses:
 Management services fee                             13,618
 Distribution expenses                               11,437
 Transfer agent fee                                   2,842
 Reports to shareholders                                241
 Registration statement and prospectus                  489
 Postage, stationery and supplies                       440
 Directors' fees                                         83
 Auditing and legal fees                                 45
 Custodian fee                                          129
 Taxes other than federal
  income tax                                              2
 Other expenses                                          83          29,409
                                                 ----------      ----------
 Net investment income                                              170,421
                                                                 ----------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                   371,017
Net increase in unrealized appreciation on
 investments:
 Beginning of year                                  479,439
 End of year                                        794,613         315,174
                                                 ----------      ----------
 Net realized gain and increase in unrealized
  appreciation on investments                                       686,191
                                                                 ----------
Net Increase in Net Assets Resulting
 from Operations                                                   $856,612
                                                                 ==========



----------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                (dollars in      thousands)
                                                Year ended     December 31,
                                                       1997            1996
--------------------------------------------     ----------      ----------
Operations:
Net investment income                           $   170,421     $   141,171
Net realized gain on investments                    371,017         240,061
Net increase in unrealized appreciation
 on investments                                     315,174          63,299
                                                 ----------      ----------
 Net increase in net assets
  resulting from operations                         856,612         444,531
                                                 ----------      ----------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income               (161,568)       (135,064)
Distributions from net realized gain on
 investments                                       (386,924)       (214,394)
                                                 ----------      ----------
 Total dividends and distributions                 (548,492)       (349,458)
                                                 ----------      ----------

Capital Share Transactions:
Proceeds from shares sold: 78,721,605
 and 78,359,035 shares, respectively              1,234,939       1,133,395
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 33,541,362 and 22,959,812 shares,
 respectively                                       521,713         330,564
Cost of shares repurchased: 61,953,439
 and 45,858,362 shares, respectively               (970,176)       (665,292)
                                                 ----------      ----------

 Net increase in net assets resulting from
  capital share transactions                        786,476         798,667
                                                 ----------      ----------

Total Increase in Net Assets                      1,094,596         893,740

Net Assets:
Beginning of year                                 3,941,253       3,047,513
                                                 ----------      ----------
End of year (including undistributed
 net investment income: $25,214
 and $16,361, respectively)                      $5,035,849      $3,941,253
                                                 ==========      ==========



See Notes to Financial Statements


Notes to Financial Statements

1. American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of December 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $794,610,000, of which $853,598,000 related to appreciated securities and $58,988,000 related to depreciated securities. During the year ended December 31, 1997, the fund realized, on a tax basis, a net capital gain of $371,011,000 on securities transactions. Net losses related to non-U.S. currency transactions of $6,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $4,299,726,000 at December 31, 1997.

3. The fee of $13,618,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement, in effect through October 31, 1997, provided for monthly fees, accrued daily, based on an annual rate of 0.42% of the first $500 million of average net assets; 0.324% of such assets in excess of $500 million but not exceeding $1 billion; 0.30% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.282% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.27% of such assets in excess of $2.5 billion but not exceeding $4 billion; and 0.264% of such assets in excess of $4 billion. The Board of Directors approved an amended agreement effective November 1, 1997 reducing the fee to 0.262% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.255% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; and 0.25% of such assets in excess of $10.5 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1997, distribution expenses under the Plan were $11,437,000. As of December 31, 1997, accrued and unpaid distribution expenses were $735,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,842,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,659,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1997, aggregate amounts deferred and earnings thereon were $258,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of December 31, 1997, accumulated undistributed net realized gain on investments was $25,751,000 and additional paid-in capital was $3,869,089,000. The fund reclassified $12,000 from undistributed net realized gains to additional paid-in capital for the year ended December 31, 1997.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $1,971,793,000 and $1,705,932,000, respectively, during the year ended December 31, 1997.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $129,000 includes $63,000 that was paid by these credits rather than in cash.

  Net realized currency losses on dividends, interest and withholding taxes reclaimable, on a book basis, were $6,000 for the year ended December 31, 1997.


Per-Share Data and Ratios


                                                                Year  ended December      31
                                                     ------- ------- -------------- -------
                                                         1997    1996   1995    1994   1993
                                                 ----------- ------- -------------- -------
Net Asset Value, Beginning of Year                     14.55   14.15  12.00   12.57   12.28
                                                 --------- - ------- -------------- -------
 Income from Investment Operations:
  Net investment income                                 0.58    0.57   0.57    0.57    0.59
  Net realized gain and change in unrealized
   appreciation on investments                          2.41    1.24   2.61   (0.53)   0.76
                                                   --------- ------- -------------- -------
   Total income from
    investment operations                               2.99    1.81   3.18     .04    1.35
                                                   --------- ------- -------------- -------
 Less Distributions:
  Dividends from net investment
   income                                               (.56)   (.56)  (.56)   (.56)   (.60)
  Distributions from net realized
   gains                                               (1.30)   (.85)  (.47)   (.05)   (.46)
                                                   --------- ------- -------------- -------
   Total Distributions                                 (1.86)  (1.41) (1.03)   (.61)  (1.06)
                                                   --------- ------- -------------- -------
Net Asset Value, End of Year                          $15.68  $14.55 $14.15  $12.00  $12.57
                                                   ========= ======= ============== =======

Total Return (1)                                      21.04%   13.17% 27.13%    .34%  11.27%


Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                                       $5,036  $3,941 $3,048  $2,082  $1,710
 Ratio of expenses to average
  net assets                                            .65%     .67%   .67%    .68%    .71%
 Ratio of net income to average
  net assets                                           3.74%    4.01%  4.38%   4.76%   4.74%
 Average commissions paid per share (2)                4.57c   5.78c  6.16c   6.25c   6.82c
 Portfolio turnover rate                              44.01%   43.85% 39.03%  32.05%  27.81%




(1)  Excludes maximum sales charge of 5.75%.

(2)  Brokerage commissions paid on portfolio
 transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

Independent Auditors' Report
To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the "Fund"), including the investment portfolio, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California

January 29, 1998


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                  Dividends and Distributions per Share


To Shareholders           Payment Date            From Net        From Net              From Net Realized
of Record                                         Investment      Realized Short-term Gains   Long-term Gains
                                                  Income

February 14, 1997         February 18, 1997       $0.14           $0.069                $ 0.081

May 23, 1997              May 27, 1997            0.14            -                     -

August 15, 1997           August 18, 1997         0.14            -                     -

December 17, 1997         December 18, 1997       0.14            0.104                 1.046*

* Includes $0.333 long-term capital gains taxed at a maximum rate of 28%. Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 31% of the dividends paid by the fund from net investment income represents qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 17% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

[THE AMERICAN FUNDS GROUP(R)]


BOARD OF DIRECTORS

ROBERT A. FOX, Livingston, California
President and Chief Executive Officer, Foster Farms

ROBERTA L. HAZARD, McLean, Virginia
Consultant; Rear Admiral, U.S. Navy (Retired)

LEONADE D. JONES, Burlingame, California
Former Treasurer, The Washington Post Company

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

ROBERT G. O'DONNELL, San Francisco, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

JAMES W. RATZLAFF, Los Angeles, California
Senior Partner, The Capital Group Partners L.P.

HENRY E. RIGGS, Claremont, California
President, Keck Graduate Institute of
Applied Life Sciences

WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Chairman of the Board, Capital Group International, Inc.

PATRICIA K. WOOLF, Princeton, New Jersey
Private investor; Lecturer, Department of Molecular
Biology, Princeton University

THEODORE D. NIERENBERG retired from the Board of Directors effective May 30, 1997. He had been a Director of the fund since October 1991.

OTHER OFFICERS

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

ERIC S. RICHTER, Washington, D.C.
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

J. DALE HARVEY, Los Angeles, California
Vice President of the fund
Vice President, Capital Research Company

PATRICK F. QUAN, San Francisco, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL, Brea, California
Treasurer of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of American Balanced Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

[photo: autumn leaf]

Printed on recycled paper
Litho in USA WG/FS/3200
Lit. No. AMBAL-011-0298